Summary Prospectus

April 30, 2025

Sprott Funds Trust

Sprott Junior Uranium Miners ETF (Nasdaq: URNJ)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.sprottetfs.com. You can also get this information at no cost by calling (888) 622-1813, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated April 30, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at https://www.sprottetfs.com.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1 | Sprott Junior Uranium Miners ETF Summary Prospectus

Summary Information — Sprott Junior Uranium Miners ETF

Investment Objective

The Sprott Junior Uranium Miners ETF (the “Fund” or “URNJ”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Nasdaq Sprott Junior Uranium Miners Index (the “Underlying Junior Uranium Miners Index”).

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). The investment advisory agreement between Sprott Funds Trust (the “Trust”) and Sprott Asset Management USA, Inc. (the “Adviser”) (the “Investment Advisory Agreement”) provides that the Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to this Agreement, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$82	$255	$444	$989

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. For the period ended December 31, 2024, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

The Fund will, under normal circumstances, invest at least 80% of its total assets in securities of the Index. The Underlying Junior Uranium Miners Index is designed to track the performance of companies that derive at least 50% of their revenue and/or assets from (i) mining, exploration, development, and production of uranium (“Uranium Mining Companies”); (ii) earning uranium royalties; and/or (iii) supplying uranium (together with Uranium Mining Companies, “Uranium Companies”). The Underlying Junior Uranium Miners Index generally consists of from 30 to 40 constituents. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in Uranium Mining Companies. This investment policy may be changed without shareholder approval, upon 60 days’ notice to shareholders.

The universe of eligible index components includes exchange-listed equity securities of companies that have or expect to have a significant portion of their business operations related to uranium. Such companies are identified through the use of a proprietary selection methodology that may include a review of industry publications, sell side research, and fundamental research, as well as meetings with management. Companies in this eligible universe are included in the Index subject to the following restrictions:

•All securities must have a company level minimum market capitalization of $30 million to become components of the Index and must maintain a minimum market capitalization of $25 million to remain in the Index. All securities must have a company level market capitalization no greater than $3 billion to become components of the Index, while existing companies must maintain a market capitalization no greater than $5 billion to remain in the Index.

•As of the semi-annual index selection dates, (i) the weighting of each of the 4 largest individual companies, by free float market capitalization, may not exceed 12% of the value of the Index, or 48% in aggregate, and (ii) the weighting of no other individual company may exceed 4.75% or be less than 0.30% of the value of the Index. At each step, the excess weight is redistributed pro-rata to each Index Component that has not already reached a previous weighting cap. Securities are free float market cap weighted subject to the weighting restrictions listed.

•If multiple share classes exist for a company, the following preference order is followed:

•If the company is already included in the Underlying Junior Uranium Miners Index, the existing share class is retained.

•In all other cases, the most liquid share class is considered for inclusion in the portfolio.

In seeking to track the performance of the Index, the Fund may invest in publicly traded closed-ended trusts in the Index.

The Underlying Junior Uranium Miners Index consists of securities of both U.S. and foreign issuers, including securities of issuers located in emerging and frontier market countries (as defined by reference to the MSCI Country Classification Standards). A significant portion of the Underlying Junior Uranium Miners Index consists of securities of Canadian, Australian and the United States issuers. The Underlying Junior Uranium Miners Index has significant exposure to non-U.S. companies in emerging and frontier markets.

The Underlying Junior Uranium Miners Index is reconstituted and rebalanced on a semi-annual basis in June and December. Deletions from the Index may be made at any time due to changes in business, mergers, acquisitions, bankruptcies, suspensions, de-listings and spin-offs. The Index is unmanaged and cannot be invested in directly.

The Fund employs a passive management investment strategy in seeking to achieve its investment objective. The Adviser and sub-adviser, ALPS Advisors, Inc. (the “Sub-Adviser”), generally will use a replication methodology, meaning they will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the Adviser and Sub-Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

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The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the Adviser and Sub-Adviser believe will help the Fund track the Underlying Junior Uranium Miners Index.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of December 31, 2024, the Index was concentrated in the Metal & Mining Industry. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors. As of December 31, 2024, a significant portion of the Index consisted of companies in the Material sector.

The index provider is Nasdaq (the “Index Provider”), which is not affiliated with the Fund, the Adviser or Sub-Adviser. The Index Provider and Sprott Asset Management LP (“SAM LP” or the “Sponsor”), an affiliate of the Adviser co-developed the methodology for determining the securities to be included in the Index and the Index Provider is responsible for the ongoing maintenance of the Index. The Sponsor will provide certain services in connection with the Index including contributing inputs in connection with the eligibility and process to determine the initial selection and ongoing composition of the Index constituents.

The Fund may engage in securities lending.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Uranium Risk. Production and cost estimates of companies mining uranium are dependent on many factors including but not limited to, mine commissioning, the accuracy of mineral resources, mine planning and scheduling, the accuracy of ore grades, ground conditions and mine stability, ore characteristics, the accuracy of the estimated rates and costs of mining, ore haulage, barging and shipping. Other factors that may affect production and costs include: industrial accidents; natural phenomena such as weather conditions, floods, rock slides and earthquakes; changes in fuel and power costs and potential fuel and power shortages; shortages of and cost of supplies, labor costs, shortages or strikes, civil unrest and restrictions or regulations imposed by government agencies or other changes in the regulatory environment.

Uranium Mining Companies Risk. Uranium Mining Companies may be significantly subject to the effects of competitive pressures in the uranium business and the price of uranium. The price of uranium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of uranium may fluctuate substantially over short periods of time, therefore the Fund’s share price may be more volatile than other types of investments. In addition, Uranium Mining Companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control devices, political and economic conditions in uranium producing and consuming countries, and uranium production levels and costs of production. The primary demand for uranium is from the nuclear energy industry, which uses uranium as fuel for nuclear power plants. Demand for nuclear energy may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts of terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials.

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Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value per share (“NAV”) and possibly face trading halts and/or delisting.

Concentration Risk. The Fund seeks to track the Underlying Junior Uranium Miners Index, which itself is currently concentrated in the metals and mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Commodity Risk. The Fund may invest in companies that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations and the possibility of tariffs. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, regulatory developments, other catastrophic events, or other factors that a Fund cannot control could have an adverse impact on those companies.

Common Stock Risk: Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Currency Risk. The Fund may invest its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of the Shares. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Sub-Adviser, Fund Accountant, Custodian, Transfer Agent, Administrator, Distributor and index providers (“Service Providers”)), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, Service Providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its net asset value or impede trading.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Early Close/Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Emerging Markets Securities Risk: Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on The Nasdaq Stock Market LLC (the “Nasdaq”). The Adviser cannot predict whether the shares will trade below at or above their NAV. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. this can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Countries with emerging and frontier markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging and frontier markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Frontier Markets Risk. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuations and greater risk associated with custody of securities. Economic, political, illiquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Australia. Investments in Australian issuers may subject the Fund to economic risk specific to Australia. Among other things, there are legal, regulatory, political, currency and economic risk specific to Australia. Among other things, the Australian economy is heavily dependent on relationships with certain key trading partners, including China, Japan and the U.S. As a result, continued growth of the Australian economy is dependent on the growth of these economies.

Canada. Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

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Index Performance Risk. There can be no guarantee or assurance that the methodology used to create the Underlying Junior Uranium Miners Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index, or the daily calculation of the Underlying Junior Uranium Miners Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Underlying Junior Uranium Miners Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

The Underlying Junior Uranium Miners Index has significant exposure to non-U.S. companies in emerging and frontier markets. Limited availability and reliability of information, less uniformity in accounting, auditing and financial record-keeping standards in emerging and frontier markets countries increases potential for errors in index data, computation or construction, which could have a negative impact on the Fund’s performance. In addition, the Adviser has limited ability to oversee the index provider’s due diligence processes with respect to index data used in index computation, construction or rebalancing. Certain attributes of companies domiciled in foreign countries may present issues with respect to an investment company tracking equity securities issued by such companies including jurisdictions that subject such investments to withholding taxes.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Junior Uranium Miners Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Junior Uranium Miners Index resulting from legal restrictions, cash flows or operational inefficiencies. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Industry Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Underlying Junior Uranium Miners Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue (e.g., COVID-19), recessions, or other events could have a significant impact on the Fund and its investments. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both domestic and global financial markets. Such events also may have an impact on the Fund and its investments, including the Fund’s ability to purchase or sell securities and potential elevated tracking error and increased premiums or discounts to the Fund’s NAV. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Index, it is subject to the risk that the Sub-Adviser’s investment strategy may not produce the intended results.

Regulatory Action Risk. The mining, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. Changes made by countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the Fund’s sector exposure is expected to vary over time based on the composition of the Index, the Fund anticipates that it may be subject to some, or all of the risks described below.

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Mining Sector Risk. The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart.

Securities Lending Risk. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

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Trading Risk. Shares of the Fund may trade on the Nasdaq, above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Nasdaq, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Nasdaq, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Performance

The following bar chart and table show how the Fund has performed on a calendar year basis.

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table illustrates how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.sprottetfs.com or by calling (888) 622-1813.

Annual Total Returns (calendar year ended 12/31)

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 7.83% for the quarter ended March 31, 2024, and the lowest quarterly return was -14.36% for the quarter ended December 31, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

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Average Annual Total Returns

For periods ended December 31, 2024

	1 Year	Since Inception (February 1, 2023)
Return Before Taxes	-17.40%	-0.44%
Return After Taxes on Distributions	-18.76%	-2.12%
Return After Taxes on Distributions and Sale of Fund Shares	-10.28%	-0.95%
Nasdaq Sprott Junior Uranium MinersTM Index (reflects no deduction for fees, expenses or taxes)	-16.56%	0.36%
MSCI All Country World Index	17.49%	15.97%
S&P 500 Total Return Index	25.02%	22.32%

Management

Adviser

Sprott Asset Management USA, Inc. is the investment adviser to the Fund.

Sub-Adviser

ALPS Advisors, Inc. is the sub-adviser to the Fund.

Portfolio Managers

Ryan Mischker, Senior Vice President, Portfolio Management & Research, Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management, Trading & Research, and Charles Perkins, Associate Vice President, Portfolio Management & Research at the Sub-Adviser are responsible for the day-to-day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since inception. Mr. Perkins has served as a portfolio manager for the Fund since March 2024.

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” that have entered into contractual arrangements with ALPS Distributors, Inc., the Fund’s distributor (“Distributor”). A Creation Unit consists of 10,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio and/or cash.

Individual shares of the Fund may only be purchased and sold on the Nasdaq through brokers. Shares of the Fund are listed on the Nasdaq and because shares will trade at market prices rather than NAV, shares of the Fund may trade at a price greater than or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads can be viewed on the Fund’s website at www.sprottetfs.com.

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Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.